                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)
                               SEPARATE ACCOUNT N
                              DATED JANUARY 3, 2003

SUBADVISER CHANGES

      The following subadviser changes are effective May 1, 2003. A description of the new investment descriptions for each of these portfolios is set forth below:

NAME OF PORTFOLIO                                       NEW SUBADVISER
-----------------                                       --------------
High Yield Trust                                        Salomon Brothers Asset Management Inc.
All Cap Value Trust                                     Lord, Abbett & Co.
International Small Cap Trust                           Templeton Investment Counsel, Inc.
Value Trust                                             Van Kampen (A)

(A) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen." MSIM also does business under the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was named as the subadviser to the Value Trust.

INVESTMENT POLICY AND NAME CHANGES

      The following portfolios changed their names and/or their investment policies. For portfolios that changes their investment policies, the new investment policies are set forth below:

FORMER NAME OF THE PORTFOLIO          NEW NAME OF THE PORTFOLIO           SUBADVISER
----------------------------          -------------------------           ----------
Capital Opportunities Trust           Strategic Value Trust               Massachusetts Financial Services Company
Tactical Allocation Trust             Global Allocation Trust             UBS Global Asset Management
U.S. Large Cap Value Trust            U.S. Large Cap Trust (A)            Capital Guardian Trust Company

(A) Name change only.

NEW PORTFOLIOS

      The following portfolios are added as investment options to the Policy effective May 5, 2003. A description of the investment policies for each of these portfolios is set forth below.

SUBADVISER                                              NAME OF PORTFOLIO
----------                                              -----------------
A I M Capital Management, Inc.                          Mid Cap Core Trust
Mercury Advisors (A)                                    Large Cap Value Trust
MFC Global Investment Management (U.S.A.) Limited       Quantitative All Cap Trust Emerging Growth Trust
Munder Capital Management                               Small Cap Opportunities Trust
Pacific Investment Management Company                   Real Return Bond Trust
Salomon Brothers Asset Management Inc.                  Special Value Trust
Wellington Management Company, LLP                      Natural Resources Trust

(A) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."

TERMINATION OF OFFERING OF INVESTMENT OPTIONS

      Effective May 5, 2003, the following investment options will no longer be available for allocation of premium:

Telecommunication Trust             Mid-Cap Growth Trust
Internet Trust                      Mid Cap Opportunities Trust

DESCRIPTION OF NEW INVESTMENT POLICIES

      Below is a description of the new investment policies for (a) those portfolios that have changed subadvisers and/or investment policies and (b) the new portfolios:

      SUBADVISER CHANGES

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

      INVESTMENT POLICY CHANGES

The STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust) seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.

The GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust) seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.

      NEW PORTFOLIOS

The MID CAP CORE TRUST seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

The LARGE CAP VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.

The QUANTITATIVE ALL CAP TRUST to seek long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

The EMERGING GROWTH TRUST seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.

The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.

The REAL RETURN BOND TRUST seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.

The SPECIAL VALUE TRUST seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.

The NATURAL RESOURCES TRUST seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

                                      * * *

                (Applicable Only to Policies Issued in Maryland)

LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT

The following restriction in the prospectus does not apply to policies issued in Maryland.

"Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust."

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2003.